UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Schedule 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.                 )

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Clayton Street Trust

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street

Denver, Colorado 80206-4805

(Address of Principal Executive)

303-333-3863

(Registrant’s Telephone No., including Area Code)

Byron Hittle

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 17, 2018

Dear Shareholder:

You have been identified as the owner of shares in one or more of the following mutual funds (each a “Fund” and collectively, the “Funds”) comprising the Clayton Street Trust (“Trust”) through your investment in a variable annuity product sponsored by Protective Life Insurance Company (“Protective Life”):

•	Protective Life Dynamic Allocation Series – Conservative Portfolio;

•	Protective Life Dynamic Allocation Series – Moderate Portfolio;

•	Protective Life Dynamic Allocation Series – Growth Portfolio;

Recently, Janus Capital Management LLC (“Janus Capital” or “Investment Adviser”), your mutual fund’s investment adviser, became aware of an administrative oversight that potentially caused your Fund’s Rule 12b-1 Distribution and Shareholder Servicing Plan (“Rule 12b-1 Plan”) to expire on or about March 5, 2017. This Rule 12b-1 Plan is an important operational component of your mutual fund that allows the fund to compensate Protective Life and certain other financial intermediaries for distribution and shareholder services provided to you and/or to the Funds on behalf of shareholders.

In order to continue to provide you with these important shareholder and distribution services, and in recognition of such services previously provided to shareholders, the Board of Trustees for your Fund is requesting that you vote on proposals to (1) approve a new plan of distribution and shareholder servicing pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and (2) ratify distribution and shareholder servicing payments made or otherwise accrued by your Fund since March 5, 2017.

The proposals will be presented to shareholders at a joint Special Meeting of Shareholders to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 9, 2018 at 10 a.m. Mountain Time. The proposals are briefly summarized in the synopsis that precedes the enclosed joint proxy statement (“Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposals, which you should read carefully.

The Board of Trustees of the Trust believes that the proposals are in the best interest of each Fund and has recommended that shareholders vote “FOR” the proposals applicable to their Fund.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail with the enclosed proxy card(s); or

•	In person at the Special Meeting of Shareholders on October 9, 2018.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposals, please call the proxy solicitor, Computershare Fund Services, at 866-492-0863.

Thank you for your consideration of the proposals. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

Bruce L. Koepfgen

President and Chief Executive Officer

of Clayton Street Trust

September 17, 2018

CLAYTON STREET TRUST

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Clayton Street Trust (“Trust”) and the funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 9, 2018 at 10 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of each Fund will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.    To approve a new plan of distribution and shareholder servicing pursuant to Rule 12b-1 (“New Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (“1940 Act”) between the Trust, on behalf of your Fund, and Janus Distributors LLC doing business as Janus Henderson Distributors (“Janus Distributors” or the “Distributor”); and

Proposal 2.    To ratify distribution and shareholder servicing payments made or otherwise accrued by your Fund since March 5, 2017.

Shareholders of record of each Fund, as of 4:00 p.m., Eastern Time on August 31, 2018 (“Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the proposals. The Chairperson of the Meeting appointed by the Board of Trustees may adjourn or postpone the Meeting to permit the solicitation of additional votes when, in his or her discretion, such adjournment or postponement is in the best interest of the Funds and shareholders. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Each Fund is available in connection with investment in and payments under variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Protective Life Insurance Company and its affiliates (“Protective Life”). Individual contract owners are not the “shareholders” of a Fund. Rather, Protective Life and its separate accounts are the shareholders. Protective Life will offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of Clayton Street Trust

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 9, 2018:

The enclosed Proxy Statement is available free of charge at janushenderson.com/fund-update.

Each Fund’s most recent annual report and any more recent semiannual report are available free of charge at janushenderson.com/VIT/clayton.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of each of the series (each, a “Fund” and collectively, the “Funds”) of the Clayton Street Trust (“Trust”) listed in the enclosed joint proxy statement (“Proxy Statement”), or at any adjournment or postponement thereof (“Meeting”). The Proxy Statement contains more detailed information about the proposals, and we encourage you to read it in its entirety before voting.

Q:	What am I being asked to do?

A:

You are being asked to (1) approve a new plan of distribution and shareholder servicing pursuant to Rule 12b-1 (“New Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (“1940 Act”) for your Fund, with fees and terms that are substantively similar to the Rule 12b-1 Plan originally approved at the time of the Trust’s organization (“Initial Rule 12b-1 Plan”); and (2) ratify fees paid or accrued by your Fund in accordance with the terms of the Initial Rule 12b-1 Plan since March 5, 2017.

Q:	Why am I being asked to approve the New Rule 12b-1 Plan and ratify fees already paid to the Fund’s Distributor?

A:

At the organizational meeting of the Trust held on February 3, 2016, the Board of Trustees (“Board” or “Trustees”) approved the Initial Rule 12b-1 Plan with respect to each of the Funds. Pursuant to the terms of the Initial Rule 12b-1 Plan, since its inception, each Fund has paid a fee at an annual rate of up to 0.25% of its average daily net assets for the purposes of facilitating distribution and shareholder services by certain intermediaries. The existence of the Initial Rule 12b-1 Plan as well as the amounts payable under the plan and historical information regarding fees paid pursuant to that plan have been disclosed in the Funds’ prospectus and statement of additional information, shareholder reports, and certain other regulatory filings, as required. Due to a recently discovered administrative oversight, following its adoption at the organizational meeting, the Initial Rule 12b-1 Plan was not annually renewed as intended by the parties.

As a result, the Initial Rule 12b-1 Plan could be viewed to have expired on or about March 5, 2017. Although the Board of Trustees has voted to approve the New Rule 12b-1 Plan on behalf of each Fund and to ratify the Rule 12b-1 fees paid or accrued by the Funds since March 5, 2017, each subject to shareholder approval, Rule 12b-1 requires that, after a fund’s shares have been offered for sale, the implementation of any new Rule 12b-1 Plan must first be approved by that fund’s shareholders. Given that Fund shareholders have received and continue to receive the distribution and shareholder services provided for in the Initial Rule 12b-1 Plan and/or the New Rule 12b-1 Plan, respectively, the Board of Trustees believes it is appropriate for shareholders to be asked to ratify the fees paid or accrued by each of the Funds in accordance with the terms of the Initial Rule 12b-1 Plan since March 5, 2017.

i

Q:	Are there any important differences between the New Rule 12b-1 Plan compared to the Initial Rule 12b-1 Plan for my Fund?

A:

No. The terms of the New Rule 12b-1 Plan are substantially similar to the Initial Rule 12b-1 Plan. There will be no change in the fee rate your Fund pays or the distribution and shareholder services it receives as a result of the approval of the New Rule 12b-1 Plan.

Q:	How will I as a Fund shareholder be affected if the New Rule 12b-1 Plan is approved?

A:

You will continue to receive the shareholder and distribution services currently provided to you or to the Fund on your behalf, and you will not experience any change to your investment as the result of the approval of the New Rule 12b-1 Plan. The Fund’s investment strategy and operations will not change in any way as a result of the approval of the New Rule 12b-1 Plan. Rather, if the New Rule 12b-1 Plan is approved, the Fund will be able to continue to compensate Protective Life and certain other financial intermediaries for the distribution and shareholder servicing the Fund and its shareholders have historically received. Because each Fund was designed to pay, and did pay or accrue, a Rule 12b-1 fee since inception, if approved, the fee payable pursuant to the New Rule 12b-1 Plan will not result in an increase to the Fund’s expense ratio as disclosed in the Fund’s currently effective prospectus.

Q:	What will happen if shareholders of my Fund do not approve the New Rule 12b-1 Plan and ratify past payments made by my Fund to the Distributor?

A:

The immediate result of a failure to approve the New Rule 12b-1 Plan and ratify past payments to the Distributor will be that the Fund will no longer be charged a Rule 12b-1 fee and the Distributor will reimburse the Funds the amount of fees paid to the Distributor since March 5, 2017. However, given the integral nature of a Rule 12b-1 Plan to the economic viability of the Funds, and in order for a Fund to operate as intended by the Board and the Investment Adviser, if the New Rule 12b-1 Plan is not approved, Janus Capital Management LLC (“Janus Capital” or “Investment Adviser”) has informed the Board it will review and consider alternative options up to and potentially including recommending to the Board the liquidation of the Funds.

In the event that one or more of the Funds is liquidated, your investment allocation options under your Protective Life annuity contract may be more restricted. Your remaining investment options may not provide you with access to a simplified portfolio construction process, global diversification and a dynamic, rules-based process that actively reallocates based on market conditions. Additionally, the expense of your remaining investment options may be higher or lower than those of the Funds.

Q:	Who is eligible to vote?

A:

Shareholders who owned shares of a Fund as of 4:00 p.m. Eastern Time on August 31, 2018 (“Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value of shares owned as of the Record Date on all matters presented at the Meeting regarding their Fund.

Q:	How do I vote my shares?

A:	You can vote in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope; or
•	In person at the Meeting on October 9, 2018.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by the Funds, who will remind you to vote your shares and help you return your proxy. The persons designated as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Q:	If I send my vote in now as requested, can I change it later?

A:

Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals. Shareholders should send notices of revocation to Clayton Street Trust at 151 Detroit Street, Denver, Colorado 80206, Attn: Secretary.

Q:	What is the required vote to approve each proposal?

A:

Approval of each proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of such Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Shareholders of each Fund will vote separately on the proposals relating to their Fund. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of that Fund.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of one-third of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who should I call for additional information about this Proxy Statement?

A:	Please call Computershare, the proxy solicitor engaged by the Funds, at 866-492-0863.

September 17, 2018

CLAYTON STREET TRUST

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (“Proxy Statement”) for the funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Clayton Street Trust (“Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (“Board,” “Board of Trustees,” or “Trustees”) to approve the following proposals that have already been approved by the Board:

Proposal 1.    To approve a new plan of distribution and shareholder servicing, pursuant to Rule 12b-1 (“New Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (“1940 Act”) between the Trust, on behalf of your Fund, and Janus Distributors LLC doing business as Janus Henderson Distributors (“Janus Distributors” or the “Distributor”); and

Proposal 2.    To ratify distribution and shareholder servicing payments made or otherwise accrued by your Fund since March 5, 2017.

The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 9, 2018 at 10 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (“Meeting”). Any shareholder of record who owned shares of a Fund as of 4:00 p.m., Eastern Time on August 31, 2018 (“Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.

At the Meeting, you will be asked to vote on the proposals applicable to each Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 866-492-0863. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about September 19, 2018.

Each Fund is available in connection with investment in and payments under variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Protective Life Insurance Company and its affiliates (“Protective Life”). Individual contract owners are not the “shareholders” of a Fund. Rather, Protective Life and its separate accounts are the shareholders. Protective Life will offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, from Protective Life, by calling a Janus Henderson representative at 1-800-668-0434, via the Internet at janushenderson.com/VIT/clayton, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

BACKGROUND

I. LEGAL & REGULATORY

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements, terms and conditions set out in Rule 12b-1. Rule 12b-1 requires any mutual fund paying distribution expenses to adopt a written plan, which is commonly referred to as a “Rule 12b-1 plan.” In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of trustees of a mutual fund, including the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund (“Independent Trustees”) and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of a 1940 Act Majority of the fund if the plan is adopted after the fund’s shares are offered to the public. A Rule 12b-1 plan may not be amended to increase materially the amount to be spent for distribution without approval of both the board of trustees of the mutual fund and a 1940 Act Majority of the mutual fund. Rule 12b-1 additionally requires that the board of trustees of the mutual fund be provided with quarterly written reports detailing the amounts spent under the plan and the purposes for the expenditures.

II. TIMELINE

At the Trust’s organizational meeting held on February 3, 2016, the Board received and reviewed information from the Trust’s principal underwriter, Janus Distributors, counsel to the Trust and the Independent Trustees (“Fund/Independent Trustee Counsel”), and the Investment Adviser with respect to the establishment of a plan of distribution and shareholder servicing, pursuant to Rule 12b-1 under the 1940 Act, with respect to each series of the Trust (“Initial Rule 12b-1 Plan”). The Board determined that there was a reasonable likelihood that the plan would benefit the shareholders of each Fund and approved the Initial Rule 12b-1 Plan for each Fund at that time. Because the Funds had not yet offered shares to the public, shareholder approval was not required in order to implement the Initial Rule 12b-1 Plan. Each of the Funds has accrued and paid fees pursuant to the terms of the Initial Rule 12b-1 Plan at an annual rate of up to 0.25% of the Fund’s average daily net assets since inception. Payments of such fees were made from the Funds to the Distributor monthly in arrears. Since the inception of the Funds, the Board has received detailed quarterly reports from the Investment Adviser, along with presentations from the Trust’s Chief Financial Officer, providing analyses of the Rule 12b-1 fees paid by the Funds to the Distributor.

The terms of the Initial Rule 12b-1 Plan authorized the Funds to make payments to the Distributor for remittance to Protective Life or other intermediaries as compensation for distribution and/or shareholder servicing performed by Protective Life or its agents, or by such intermediary. Services provided for under the Initial Rule 12b-1 Plan include recordkeeping and administrative services as well as activities primarily intended to result in sales of the Fund shares, including but not limited to, preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing Contract Owners (as defined below); responding to inquiries by Contract Owners; receiving and answering correspondence; Contract Owner level recordkeeping and administrative services; and similar activities.

As noted above, under the Initial Rule 12b-1 Plan, the fees paid to the Distributor could, in turn, be paid by the Distributor to other service providers for various distribution-related and/or shareholder services provided to the Funds or the Funds’ investors. With respect to the Funds, pursuant to the terms of a Distribution and Shareholder Services Agreement between the Distributor and Protective Life Insurance Company (“Protective Life”), Protective Life provides certain distribution and/or shareholder services to owners of variable annuity contracts made available by Protective Life (“Contract Owners”) where the Contract Owners allocate portions of their annuity investments to one or more of the Funds. The services rendered by Protective Life or other financial intermediaries to Contract Owners include but are not limited to the following:

•	engaging in efforts to promote and distribute the Funds to Contract Owners;
•	printing, delivering or otherwise making available prospectuses, statements of additional information, shareholder reports and marketing materials to prospective and existing Contract Owners;
•	providing educational materials regarding the Funds;
•	providing facilities to answer questions from prospective and existing Contract Owners about the Funds;
•	complying with federal and state securities laws pertaining to the sale of the Funds;
•	assisting Contract Owners with completing application forms;
•	receiving and answering correspondence; and
•	providing record-keeping and similar administrative services to Contract Owners.

In exchange for these services rendered, Protective Life receives fees at an annual rate of up to 0.25% of Contract Owner assets invested in each of the Funds. Since the inception of the Funds, the entirety of the fee paid pursuant to the terms of the Initial Rule 12b-1 Plan by each of the Funds has effectively been passed through the Distributor to Protective Life.

As required by Rule 12b-1, and pursuant to the terms of the Initial Rule 12b-1 Plan itself, the Board was required to annually renew its approval of the Initial 12b-1 Plan upon a finding that the Initial Rule 12b-1 Plan remained in the best interest of each Fund’s shareholders. Janus Capital, Janus Distributors and the Board all intended for the Initial Rule 12b-1 Plan to remain effective. However, as the result of an administrative oversight, the annual renewal of the Initial Rule 12b-1 Plan was not timely presented to the Board. Accordingly, the Initial Rule 12b-1 Plan could be considered to have expired on March 5, 2017. This administrative oversight was identified in July 2018 and, during the intervening period, Janus Capital, Janus Distributors and the Board all believed in good faith that the Initial Rule 12b-1 Plan had been properly approved and was effective. As a result, the Funds continued to pay fees in accordance with the terms of the Initial Rule 12b-1 Plan until July 2018, when the potential expiration of the Initial Rule 12b-1 Plan was discovered.

III. SUMMARY OF REMEDIAL ACTIONS TAKEN BY MANAGEMENT AND BOARD

Following discovery of the potential expiration of the Initial Rule 12b-1 Plan, Janus Capital notified the Board, and the Funds’ independent registered public accountant, and discussed the matter with Fund/Independent Trustee Counsel. The Independent Trustees were separately advised by Fund/Independent Trustee Counsel on the matter and had the opportunity to discuss the matter both with and without the Investment Adviser’s personnel present.

Thereafter, at an in-person, quarterly meeting of the Board held on July 17-18, 2018 (“In-Person Board Meeting”), Janus Capital sought the Board’s approval for: (i) approval of the New Rule 12b-1 Plan with respect to each of the Funds; and (ii) ratification of distribution and shareholder servicing fees paid or otherwise accrued by the Funds since March 5, 2017, when the Initial Rule 12b-1 Plan could be viewed to have expired. At the In-Person Board Meeting, the Board, the majority of which is comprised of Independent Trustees, discussed Janus Capital’s proposals and ultimately approved the New Rule 12b-1 Plan with respect to each Fund and ratified the distribution and shareholder servicing fees paid or otherwise accrued by the Funds since March 5, 2017. In each case, the Board’s approval and ratification was subject to subsequent approval and ratification by each Fund’s shareholders at a meeting of shareholders. In addition, Janus Capital informed the Board that it will enhance its process for ensuring that the Board reviews and considers in a timely fashion renewals of the New Rule 12b-1 Plan.

At a telephonic meeting of the Board held on August 15, 2018 (“Telephonic Board Meeting”), the Board discussed matters relating to the proposed solicitation of shareholders related to the approval of the New Rule 12b-1 Plan and ratification of fees paid or otherwise accrued since March 5, 2017. The Board directed that a special meeting of the Funds’ shareholders be called on October 9, 2018 to consider approval of the New Rule 12b-1 Plan and to consider ratification of the distribution and shareholder servicing fees paid or otherwise accrued since March 5, 2017.

At both the In-Person and Telephonic Board Meetings, Janus Capital informed the Board that the Funds would not be asked to bear any of the costs associated with the proxy solicitation of shareholders.

At the In-Person and Telephonic Board Meetings, Janus Distributors indicated that the monthly payment of distribution and shareholder servicing fees from the Funds to the Distributor would be halted, effective July 1, 2018; however, for the purposes of calculating the Funds’ daily net asset value per share (“NAV”), the Funds have continued to accrue the applicable fees at an annual rate of up to 0.25%, with such fees to be held in escrow pending final determination regarding the approval of the New Rule 12b-1 Plan by the Funds’ shareholders. To ensure continuity of services provided to shareholders from July 2018 through the conclusion of the proxy solicitation process, the Distributor is compensating Protective Life directly from its own resources. In the event that shareholder approval is not obtained for the New Rule 12b-1 Plan, the Funds will no longer be charged or otherwise accrue the distribution and shareholder servicing fee and the amounts of such fees held in escrow beginning on July 1, 2018 will be repaid to the Funds as soon as reasonably practicable thereafter. In the event that shareholder approval is not obtained for the ratification of distribution and shareholder servicing fees paid or otherwise accrued beginning on March 5, 2017, the Distributor will reimburse such amounts to the Funds as soon as reasonably practicable thereafter.

PROPOSAL 1

APPROVAL OF NEW RULE 12b-1 PLAN

As described above, shareholders of each Fund are being asked, separately, to approve the New Rule 12b-1 Plan with respect to each Fund.

The terms of the New Rule 12b-1 Plan are substantially similar to the terms of the Initial Rule 12b-1 Plan approved at the time of the Funds’ formation. Specifically, there is no change in the fee rate (up to 0.25% annually of each Fund’s average daily net assets) payable by each Fund to the Distributor or the services to be provided to the Funds. The only differences are: (1) clarification that shareholder approval of the New Rule 12b-1 Plan relating to the Funds is required prior to its implementation; and (2) updated dates. The form of the New Rule 12b-1 Plan is attached hereto as Appendix C.

Although the Initial Rule 12b-1 Plan could be viewed as having expired on or about March 5, 2017, all relevant parties intended that the Plan should be continued beyond that date and operated in good faith upon the belief that the Initial Rule 12b-1 Plan was, in fact, properly in effect. Moreover, because the administrative oversight was only recently discovered, each Fund’s fee and expense disclosure included in its prospectus and statement of additional information has reflected the existence of a Rule 12b-1 fee and factored such fee into its total expense ratio as disclosed therein. In this regard, although this proposal technically seeks approval of a new Rule 12b-1 plan pursuant to which each of the Funds would be charged a fee at an annual rate of up to 0.25% of average daily net assets, functionally, this fee has been charged to shareholders since inception and has been disclosed to shareholders in accordance with securities law requirements. As a result, Janus Capital believes that the proposal (if approved) would not result in the imposition of a new or increased fee to shareholders.

Janus Capital believes that the New Rule 12b-1 Plan is necessary for the Distributor to continue to establish and grow assets on behalf of the Funds. Since inception of the Funds, the Distributor has used Rule 12b-1 fees to compensate Protective Life for the sales and shareholder services provided by Protective Life and/or its agents to Contract Owners. In turn, Protective Life has used Rule 12b-1 fees to support marketing, training and educational activities with respect to the Funds, and/or compensate financial representatives for providing sales and shareholder services directly to Contract Owners (or compensate other financial intermediaries to provide such services). At inception of this fee structure, it was expected that these payments would encourage and result in financial representatives who are knowledgeable about the Funds and incentivized to provide a high level of service to Contract Owners over time, increasing the likelihood of retaining current assets and attracting new assets. The payment of Rule 12b-1 fees enables Contract Owners desiring investment-related assistance or guidance from an intermediary to obtain those services without having to directly pay the intermediary. Janus Capital believes that this Rule 12b-1 fee structure has been successful, given that the Funds have gathered assets since inception. Furthermore, Janus Capital believes that there is not a viable alternative to approval of the New Rule 12b-1 Plan and, ultimately, if the New Rule 12b-1 Plan for a Fund is not approved, Janus Capital would consider alternative options up to and potentially including recommending to the Board that the Fund be liquidated.

In the event that one or more of the Funds is liquidated, your investment allocation options under your Protective Life annuity contract may be more restricted. Your remaining investment options may not provide you with access to a simplified portfolio construction process, global diversification and a dynamic, rules-based process that actively reallocates based on market conditions. Additionally, the expense of your remaining investment options may be higher or lower than those of the Funds.

The Board’s considerations in approving the New Rule 12b-1 Plan and for recommending that the Funds’ shareholders approve the New Rule 12b-1 Plan is discussed below (see “Board Considerations” below).

Shareholder Approval

To become effective with respect to a Fund, the New Rule 12b-1 Plan requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Fund. For purposes of determining the approval of the New Rule 12b-1 Plan, abstentions and broker non-votes will have the same effect as shares voted against the proposal. If shareholders for a Fund do not approve Proposal 1, the immediate result will be that the Fund will no longer be charged a Rule 12b-1 fee. However, given the integral nature of a Rule 12b-1 Plan to the economic viability of the Funds, Janus Capital will review and consider alternative options up to and potentially including recommending to the Board the liquidation of the Funds.

An unfavorable vote by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund.

The Board, including a majority of the Independent Trustees, unanimously recommends that shareholders of each Fund vote FOR approval of the New Rule 12b-1 Plan.

PROPOSAL 2

RATIFICATION OF PAYMENTS MADE OR ACCRUED SINCE MARCH 5, 2017

As described above, shareholders of each Fund are being asked, separately, to ratify the distribution and shareholder servicing fees paid or otherwise accrued by such Fund since March 5, 2017. Additional information regarding such fees is attached hereto as Appendix D.

Janus Capital believes that ratification by shareholders of the fees paid or otherwise accrued by each of the Funds since March 5, 2017 is equitable and appropriate. Shareholders purchased shares with notice and on the understanding that a Rule 12b-1 fee of up to 0.25% annually would be paid from Fund assets, as disclosed in the Funds’ prospectus and statement of additional information. The entirety of the fees collected from each of the Funds has effectively been passed through the Distributor to Protective Life as compensation for the provision or procurement of distribution and/or shareholder services already provided to Contract Owners or to the Funds. Accordingly, Contract Owners have already received the benefits of the services provided for which the fees were charged to the Funds. Therefore, Janus Capital believes that neither the Funds nor the Contract Owners have been economically harmed. In fact, Janus Capital believes the Funds and the Contract Owners have already benefited from payment for the provision of services. Moreover, all involved parties, including Janus Capital, the Distributor, and the Board, proceeded in good faith as though the Initial Rule 12b-1 Plan remained in place (as indeed, all parties believed the Initial 12b-1 Plan was, in fact, in place), including with respect to the quarterly reporting provided to and reviewed by the Board. Given the balance of these equitable factors, Janus Capital believes that Contract Owners have received the benefits of their bargain in purchasing shares of the Funds indirectly and that ratification of the distribution and shareholder servicing fees paid or accrued by each Fund since March 5, 2017 is appropriate and fair. Janus Capital believes that if shareholders decline to ratify payments made or otherwise accrued by the Funds since March 5, 2017, the Funds and Contract Owners would arguably be unjustly enriched, in light of the services already provided, at the expense of the Investment Adviser and Distributor.

The Board’s considerations for ratifying these payments and accruals and for recommending that the Funds’ shareholders ratify these payments and accruals are discussed below (see “Board Considerations” below).

Shareholder Approval

To become effective with respect to a Fund, ratification of the distribution and shareholder servicing fees paid or accrued by the Fund since March 5, 2017 requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Fund. For purposes of determining such approval, abstentions and broker non-votes will have the same effect as shares voted against the proposal. If shareholders for a Fund approve Proposal 1, but do not approve this Proposal 2, the immediate result is that the Distributor will reimburse the Funds the amount of fees paid to the Distributor since March 5, 2017, and Janus Capital will consult with the Board of Trustees with respect to whether any additional steps would be appropriate.

An unfavorable vote by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund.

The Board, including a majority of the Independent Trustees, unanimously recommends that shareholders of each Fund vote FOR ratification of the distribution and shareholder servicing fees paid or accrued by the Fund since March 5, 2017.

BOARD CONSIDERATIONS

In advance of the In-Person Meeting of the Board held on July 17-18, 2018, which was called, in part, for the purpose of considering the approval of the New Rule 12b-1 Plan and the consideration of ratification of payments made or accrued since March 5, 2017 (“In Person Meeting”), the Distributor and the Investment Adviser provided the Board with detailed information related to the New Rule 12b-1 Plan. The Investment Adviser and the Distributor supplemented this written information with significant oral discussions at the In Person Meeting, and answered such questions as the Board had. In considering the proposals, the Board of Trustees of the Funds considered the following matters:

I.	Board Considerations With Respect to Proposal 1: Approval of New Rule 12b-1 Plan

The Board, including the Independent Trustees, based on their evaluation of the information provided by the Distributor and the Investment Advisor, unanimously concluded that there is a reasonable likelihood that the New Rule 12b-1 Plan will benefit each Fund and its shareholders and the Contract Owners, and agreed to approve the adoption of the New Rule 12b-1 Plan, subject to shareholder approval, and recommend the approval of the New Rule 12b-1 Plan by the shareholders of the Funds. In making such determinations, the Board considered a number of factors, including, but not limited to, the following:

•

The Board considered the nature of the circumstances that make the New Rule 12b-1 Plan necessary and appropriate, and how the New Rule 12b-1 Plan addresses them. In this regard, the Board noted the Investment Adviser’s view, that the Rule 12b-1 fee payments are necessary for the Distributor to establish and grow assets on behalf of the Funds. They noted the Investment Adviser’s representation that since inception of the Funds, the Distributor has used Rule 12b-1 fees to compensate Protective Life for the sales and shareholder services provided by Protective Life and its representatives to Contract Owners. In turn, Protective Life has used Rule 12b-1 fees to support marketing, training and educational activities with respect to the Funds, and compensate financial representatives for providing sales and shareholder services directly to Contract Owners (or compensate other financial intermediaries to provide such services). The Board took note of the fact that at inception of this structure, it was expected that these payments would encourage and result in financial representatives who are knowledgeable about the Funds and incentivized to provide a high level of service to Contract Owners over time, increasing the likelihood of retaining current assets and attracting new assets. The Board noted that the payment of Rule 12b-1 fees enables Contract Owners desiring investment-related assistance or guidance from an intermediary to obtain those services without having to directly pay the intermediary. The Board also took notice of the fact that this 12b-1 fee structure has been successful, given that the Funds have gathered assets since inception;

•

The Board considered the nature and amount of proposed distribution and shareholder servicing expenditures, the nature of the anticipated benefits, and the time it would take for the benefits to be achieved. In considering these matters, the Board considered information provided by the Investment Adviser regarding the appropriateness of the fee, both on a comparative and absolute basis, the nature and extent of the services provided to Contract Owners that were paid for by the Initial Rule 12b-1 Plan, and the benefits to shareholders and Contract Owners that could flow from the anticipated continued growth of the Funds’ assets if the New Rule 12b-1 Plan were to be adopted, including the potential for an eventual reduction of Funds total expenses below the Funds existing fee caps. The Board noted that the time frame for achieving these goals was based on a variety of variables, and as a result, it was difficult to state with certainty the time necessary to achieve these benefits;

•

The Board noted the Investment Adviser’s observation that in the absence of the New Rule 12b-1 Plan, the ability to market the Funds would be severely limited, and that Janus Capital would consider alternative options up to and potentially including a recommendation to the Board that the Funds be liquidated;

•

The Board also considered the possible benefits of the New Rule 12b-1 Plan to other persons (including the Investment Adviser and the Distributor) relative to the expected benefits of the New Rule 12b-1 plan to the Contract Owners. The Board determined that the Initial Rule 12b-1 Plan and New Rule 12b-1 Plan did not disproportionately benefit persons other than the shareholders of the Fund and Contract Owners;

•

The Board also considered the likely effect of the New Rule 12b-1 Plan on the shares of the Funds’ shareholders, and whether the Rule 12b-1 plan would reasonably produce the benefits expected for the shareholders and Contract Owners. The Board members considered the quarterly reports provided with respect to the Initial Rule 12b-1 Plan, and reports expected to be provided to them on a quarterly basis under the New 12b-1 Plan, reflecting the amounts paid in consideration for the benefits received under the New Rule 12b-1 Plan;

•

The Board considered that the New Rule 12b-1 Plan was substantially similar to the Initial Rule 12b-1 Plan, and that the services provided and the amounts payable under the New Rule 12b-1 Plan would be identical to those provided under the Initial Rule 12b-1 Plan; and

•	The Board also considered that the Investment Adviser agreed to bear the costs of soliciting shareholder approval of the New Rule 12b-1 Plan.

After taking these considerations into account, as well as other considerations, the Board determined that there is a reasonable likelihood that the New Rule 12b-1 Plan will benefit the Funds and their shareholders, and the Board, including the

Independent Trustees (none of whom have a direct or indirect financial interest in the operation of the plan) unanimously approved the New Rule 12b-1 Plan subject to shareholder approval.

II.	Board Considerations with Respect to Proposal 2: Ratification of Payments Made or Accrued Since March 5, 2017

In granting their unanimous approval of the ratification of distribution and shareholder servicing payments made or accrued by each Fund since March 5, 2017 as set forth in Proposal 2, the Independent Trustees were represented by Fund/Independent Trustee Counsel, which reviewed with them the legal issues presented to the Board in connection with the potential lapse of the Funds’ Initial Rule 12b-1 Plan, considered the nature of the continuing relationship between the Investment Adviser, the Distributor and the Funds, the Investment Adviser’s willingness to subsidize the Funds’ operations through the existing expense limitation agreement, and the nature and the quality of the services the Distributor and Protective Life have performed for the Funds since the potential lapse of the Initial Rule 12b-1 Plan. The Trustees also considered that:

•

The Funds and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent potential lapse of the Initial Rule 12b-1 Plan, and the amounts that were paid or accrued are no more than what the Funds would have paid had the Initial Rule 12b-1 Plan remained in effect, and are consistent with the Funds’ disclosure;

•	But for failing to meet the technical requirements of the 1940 Act, the Board, the Investment Adviser and Protective Life had intended that the Initial Rule 12b-1 Plan continue uninterrupted;

•	The Investment Adviser has agreed to pay for the costs of soliciting shareholder approval of the New Rule 12b-1 Plan and the ratification of payments made or accrued since March 5, 2017;

•

Services were provided by the Distributor and Protective Life during the term of the Initial Rule 12b-1 Plan and since March 5, 2017, and the Distributor incurred actual expenses in paying for the provision of those services;

•

The 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should a court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

•

Should shareholder approval be withheld, the Distributor would have the right to seek to obtain some or all of these payments through legal action on the equitable grounds that the Funds would be unjustly enriched by withholding payments for services actually rendered to the Funds and their shareholders and Contract Owners under the Initial Rule 12b-1 Plan since March 5, 2017, notwithstanding its unintended potential lapse; and

•	Shareholders would be given the opportunity to vote on the proposed ratification of payments made or accrued since March 5, 2017.

Having been advised of the equitable theories that could be applied under the 1940 Act, the absence of economic harm to Fund shareholders, and the issues of equity and fairness surrounding the potential unjust enrichment of the Funds, the Board unanimously approved the Distributor’s request that it be permitted to retain all fees paid, and all fees payable, to the Distributor from the date of the potential expiration of the Initial Rule 12b-1 Plan until the effective date of the New Rule 12b-1 Plan, subject to shareholder approval.

OTHER INFORMATION

I. ADDITIONAL INFORMATION ABOUT THE INVESTMENT ADVISER & ADMINISTRATOR

Janus Capital serves as both investment adviser and administrator to the Funds. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson Group”). Janus Henderson Group is a dually-listed, publicly-traded company (NYSE:JHG and ASX:JHG) conducting business as Janus Henderson Investors. Janus Henderson Group is responsible for the strategic direction of its subsidiaries, including Janus Capital. Janus Capital offers U.S. equity, global & international equity, fixed income, asset allocation and alternative investment strategies. Janus Capital, through its predecessors, has provided investment management services since 1969 and has been registered with the SEC since 1978.

As of June 30, 2018, Janus Capital had assets under management of approximately $156 billion.

The business address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.

II. ADDITIONAL INFORMATION ABOUT THE PRINCIPAL UNDERWRITER

Janus Distributors LLC d/b/a Janus Henderson Distributors (“Janus Distributors” or “Distributor”) is an affiliate of the Investment Adviser and serves as the principal underwriter for the Funds’ shares. As discussed herein, it is proposed that shareholders of the Funds approve a New Rule 12b-1 Plan. The proposed New Rule 12b-1 Plan (which is substantially similar to the Initial Rule 12b-1 Plan approved at the Funds’ formation except for clarification regarding the requirement that Fund shareholders approve the New Rule 12b-1 Plan and updated dates) is a compensation type plan pursuant to which the Funds pay distribution and/or service fees to the Distributor intended to result in the sale and/or shareholder servicing of the shares of the Funds. Payments are made to the Distributor, which may make ongoing payments to financial intermediaries and may retain amounts paid by the Funds. In the present circumstances, the entirety of the fees paid by the Funds is effectively passed through the Distributor to Protective Life. Payments under the plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

The business address of the Distributor is 151 Detroit Street, Denver, Colorado 80206.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a Contract Owner of a variable annuity contract, Protective Life will request that you provide instruction on how to vote the shares you beneficially own. It is important to note that, in accordance with current law and interpretations, Protective Life votes all shares, including shares for which it does not receive voting instructions, proportionately in accordance with the instructions Protective Life receives from Contract Owners who provide voting instructions. As a result, a relatively small number of Contract Owners can determine the outcome of the vote. Protective Life can provide you with additional information.

One-third of the outstanding shares entitled to vote at the Meeting with respect to each Fund shall be a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each of the proposals is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve either or both of the proposals is not obtained at the Meeting with respect to each Fund, the designated Chairperson of the Meeting may adjourn or postpone the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposals, provided the Chairperson deems it to be in the best interest of a Fund and shareholders.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on a proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Proposal 1: Approval of New Rule 12b-1 Plan.    Shareholders of each Fund will vote separately on Proposal 1. The presence in person or by proxy of the holders of record of one-third of a Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum to hold the Meeting with respect to Proposal 1 for that Fund. To become effective with respect to a Fund, the New Rule 12b-1 Plan requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the applicable Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the Record Date. For purposes of determining the approval of the New Rule 12b-1 Plan, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Rule 12b-1 Plan by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund.

Proposal 2: Ratification of Payments Made or Accrued Since March 5, 2017. Shareholders of each Fund will vote separately on Proposal 2. The presence in person or by proxy of the holders of record of one-third of a Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum to hold the Meeting with respect to Proposal 2 for that Fund. Ratification of distribution and shareholder servicing payments made or accrued since March 5, 2017 requires the affirmative vote of a 1940 Act Majority of the applicable Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date. For purposes of determining the ratification of distribution and shareholder servicing payments made or accrued since March 5, 2017, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to ratify distribution and shareholder servicing payments made or accrued since March 5, 2017 by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund.

Fund Share Ownership

The number of outstanding shares and net assets of each Fund as of the close of business on the Record Date is included in Appendix A to this Proxy Statement.

Shares of each Fund are offered for purchase through a variable annuity contract of Protective Life. As of August 31, 2018, unless otherwise noted, all of the outstanding shares of each Fund were owned by Protective Life separate accounts. The percentage ownership of each separate account owning 5% or more of the outstanding shares of each class of each Fund is provided in Appendix B to this Proxy

Statement. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

Janus Capital will pay the fees and expenses related to the proxy solicitation, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred in connection with the solicitation of proxies, the Meeting, including any additional solicitation made by letter, telephone, or otherwise.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus Capital has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of approximately $6,600 plus any out-of-pocket expenses. Among other things, Computershare is: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Protective Life will forward soliciting material to Contract Owners of a Fund and seek to obtain authorization for the execution of proxies. To the extent Janus Capital or a Fund would have directly borne the expenses for those services, Janus Capital will reimburse those intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Fund in light of the identical proposals being considered and voted on by the shareholders of each Fund.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Capital believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendations set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the proposal(s), as described in this Proxy Statement.

Shares Held by Accounts of Protective Life.    Shares of the Funds may be held by certain separate accounts of Protective Life to fund benefits payable under certain variable annuity contracts. Protective Life will request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to Protective Life, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

Attending the Meeting.    If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through Protective Life, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Computershare at 866-492-0863 to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Trust Instrument and the Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the Fund/Independent Trustee Counsel for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, from Protective Life, by calling a Janus Henderson representative at 1-800-668-0434, via the Internet at janushenderson.com/VIT/clayton, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please vote by Internet or telephone promptly, or complete, sign and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Clayton Street Trust

APPENDIX LIST

Appendix A –	Shares Outstanding and Net Assets
Appendix B –	Principal Holders
Appendix C –	Form of New Distribution and Shareholder Servicing Plan
Appendix D –	Fees Paid or Otherwise Accrued Pursuant to the Terms of the Rule 12b-1 Distribution Plan

APPENDIX A

SHARES OUTSTANDING AND NET ASSETS

The following chart shows the shares outstanding and net assets of each Fund as of August 31, 2018.

Fund	Total Number of Outstanding Shares	Net Assets
Protective Life Dynamic Allocation Series – Conservative Portfolio	2,438,370.04	$28,423,576.36
Protective Life Dynamic Allocation Series – Moderate Portfolio	12,733,559.38	$157,451,823.75
Protective Life Dynamic Allocation Series – Growth Portfolio	5,019,900.68	$69,926,919.09

A-1

APPENDIX B

PRINCIPAL HOLDERS

The officers and Trustees of the Funds cannot directly own shares of the Funds without purchasing variable annuity through Protective Life. To the best knowledge of the Trust, such officers and Trustee nominees individually, and collectively as a group, do not directly or beneficially own any outstanding shares of the Funds. To the best knowledge of the Trust, unless otherwise noted, as of August 31, 2018, all of the outstanding shares of the Funds were owned by Protective Life separate accounts. The percentage ownership of each separate account owning 5% or more of the outstanding shares of any Fund is listed below.

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

The shares held by the separate accounts of Protective Life, including shares for which no voting instructions have been received, are voted by Protective Life in proportion to instructions received from Contract Owners. Since Protective Life separate accounts’ voting rights are typically passed through to Contract Owners, Protective Life may not exercise voting control over the shares held in those accounts.

Fund	Shareholder and Address of Record	Amount of Shares Owned	Percentage Ownership
Protective Life Dynamic Allocation Series – Conservative Portfolio	Protective Life Variable Annuity Birmingham, AL	2,438,370.04	100%
Protective Life Dynamic Allocation Series – Moderate Portfolio	Protective Life Variable Annuity Birmingham, AL	12,733,559.38	100%
Protective Life Dynamic Allocation Series – Growth Portfolio	Protective Life Variable Annuity Birmingham, AL	5,019,900.68	100%

B-1

APPENDIX C

FORM OF

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Clayton Street Trust

WHEREAS, Clayton Street Trust (“CST”) engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, shares of beneficial interest of CST are currently divided into multiple series (“Portfolios”);

WHEREAS, Janus Distributors LLC, doing business as Janus Henderson Distributors (the “Distributor”) serves as the distributor of the Portfolios (the “Distributor”) pursuant to a Distribution Agreement dated May 30, 2017, as amended from time to time, between the Distributor and CST; and

NOW, THEREFORE, CST hereby adopts with respect to each Portfolio, and the Distributor hereby agrees to the terms of, this Distribution and Shareholder Servicing Plan (the “Plan”), in accordance with Rule 12b-1 under the Act on the following terms and conditions:

1. CST shall pay to the Distributor, as the distributor of the Portfolios, a fee for distribution of the shares at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Portfolios, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by this Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Trustees shall determine, subject to any applicable restriction imposed by rules of the Financial Industry Regulatory Authority.

2. The amount set forth in paragraph 1 of this Plan shall be paid for the Distributor’s services as distributor of the Portfolios in connection with any activities or expenses primarily intended to result in the sale of the Portfolios, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers and other financial institutions and organizations (collectively, the “Service Providers”) to obtain various distribution related and/or administrative services for the investors in the Portfolios (contract owners in the case of insurance company separate accounts that invest in the Portfolios or plan participants in the case of qualified plans that invest in the Portfolios). These services may include, but are not limited to the following functions: printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Portfolios to prospective and existing contract owners and plan participants; providing educational materials regarding the Portfolios; providing facilities to answer questions from prospective and existing contract owners and plan participants about the Portfolios; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of the Portfolios; and assisting contract owners and plan participants in completing application forms and selecting dividend and other accounts options; and providing contract owner or participant record keeping and administrative services. The Distributor is also authorized to engage directly in any activities relating to the purposes of this Plan. In addition, this Plan hereby authorizes payment by CST of the cost of preparing, printing and distributing prospectuses and statements of additional information relating to the Portfolios to prospective investors and of implementing and operating the Plan. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

3. This Plan shall not take effect until it, together with any related agreements, has been approved in accordance with Rule 12b-1 under the 1940 Act as follows:

(A)

With respect to new Portfolios of the Trust, prior to the issuance of shares to shareholders, by votes of: a majority of both (i) the Trustees of CST and (ii) those Trustees of CST who are not “interested persons” of CST (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Rule 12b-1 Trustees”), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements; or

(B)

With respect to existing Portfolios of the Trust, following the public sale of shares, by votes of: (i) a majority of both the Trustees and the Rule 12b-1 Trustees, as described in paragraph 3(A), above; and (ii) a “majority of the outstanding voting securities” of each such Portfolio as defined under the Investment Company Act of 1940, as amended, (“1940 Act”).

4. After approval as set forth in paragraph 3, this Plan shall take effect with respect to a Portfolio as of the date set forth in Exhibit A. The Plan shall continue in full force and effect as to each Portfolio of CST for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3(A).

5. The Distributor shall provide to the Trustees of CST, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

6. This Plan may be terminated as to any Portfolio of CST at any time, without payment of any penalty, by vote of the Trustees of CST, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Portfolios of CST.

7. This Plan may not be amended to increase materially the amount of distribution fee provided for in paragraph 1 hereof for any Portfolio unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of that Portfolio and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 3 hereof.

8. While this Plan is in effect, at least 75 % of the Trustees must not be “interested persons” (as defined in the Act) of the Trust and the selection and nomination of Trustees who are not “interested persons” (as defined in the Act) of CST shall be committed to the discretion of the Trustees who are not such interested persons.

9. CST shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

IN WITNESS WHEREOF, CST, on behalf of each Portfolio, and the Distributor have executed this Plan as of the      day of                     , 2018.

CLAYTON STREET TRUST

By:

Name:

Title:

JANUS DISTRIBUTORS LLC

By:

Name:

Title:

EXHIBIT A

TO THE FORM OF

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Clayton Street Trust

Effective Date of the Plan

Protective Life Dynamic Allocation Series – Conservative Portfolio: [    ]

Protective Life Dynamic Allocation Series – Moderate Portfolio: [    ]

Protective Life Dynamic Allocation Series – Growth Portfolio: [    ]

APPENDIX D

FEES PAID OR OTHERWISE ACCRUED PURSUANT TO THE TERMS OF THE INITIAL RULE 12B-1 DISTRIBUTION PLAN

•	Aggregate fees paid or otherwise accrued pursuant to the terms of the Initial Rule 12b-1 Plan since inception, for the fiscal years ended December 31.

	2016*	2017	2018**
Protective Life Dynamic Allocation Series – Conservative Portfolio:	$8,827	$34,631	$33,125
Protective Life Dynamic Allocation Series – Moderate Portfolio:	$20,819	$162,931	$184,704
Protective Life Dynamic Allocation Series – Growth Portfolio:	$14,501	$86,814	$84,189
TOTAL	$43,697	$284,376	$302,018
*	Inception date: April 7, 2016.
**	January 1, 2018 through July 25, 2018.

•	Fees paid or otherwise accrued pursuant to the terms of the Initial Rule 12b-1 Plan for the fiscal year ended December 31, 2017 as a percentage of average net assets.

Protective Life Dynamic Allocation Series – Conservative Portfolio:	0.25%
Protective Life Dynamic Allocation Series – Moderate Portfolio:	0.25%
Protective Life Dynamic Allocation Series – Growth Portfolio:	0.25%

•

Fees paid or otherwise accrued pursuant to the terms of the Initial Rule 12b-1 Plan since March 5, 2017, the date upon which the Initial Rule 12b-1 Plan was intended to have been renewed by the Board, through July 25, 2018.

Protective Life Dynamic Allocation Series – Conservative Portfolio:	$63,898
Protective Life Dynamic Allocation Series – Moderate Portfolio:	$335,743
Protective Life Dynamic Allocation Series – Growth Portfolio:	$162,609
TOTAL	$562,250

•	Fees accrued and paid into escrow for the period July 1, 2018 – July 31, 2018.

Protective Life Dynamic Allocation Series – Conservative Portfolio:	$5,681
Protective Life Dynamic Allocation Series – Moderate Portfolio:	$31,612
Protective Life Dynamic Allocation Series – Growth Portfolio:	$13,987
TOTAL	$51,280

•	Fees retained by the Distributor, since inception: $(3,856).

D-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting JW Marriott, 150 Clayton Lane, Denver, CO 80206 on October 9, 2018

Please detach at perforation before mailing.

PROXY	CLAYTON STREET TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2018

This Proxy is solicited on behalf of the Trustees of Clayton Street Trust. The undersigned, revoking any previous proxies, hereby appoints Jesper Nergaard, Lindsey Lorenz and James Kerr or any of them, as attorneys and proxies, with full power of substitution to each, and hereby authorizes them to vote all of the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of Clayton Street Trust (the “Trust,” each separate series thereof, a “Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206 on October 9, 2018 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.

Receipt of the Notice of a Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is properly executed, the shares of Clayton Street Trust represented hereby will be voted as indicated. If this Proxy is properly executed but no specification is made with respect to the proposals, this Proxy will be voted “FOR” each proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CST_30181_082818

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Clayton Street Trust

Joint Special Meeting of Shareholders to Be Held on October 9, 2018.

The Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/cst-30181

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUND

Fundname Drop-In 1

Please detach at perforation before mailing.

When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If this Proxy is properly executed but no specification is made, this Proxy Card will be voted “For” the Proposals set forth below.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.

To approve a new plan of distribution and shareholder servicing, pursuant to Rule 12b-1 (“New Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (“1940 Act”) between the Trust, on behalf of your Fund, and Janus Distributors LLC doing business as Janus Henderson Distributors (“Janus Distributors” or the “Distributor”).

		☐	☐	☐

2.	To ratify distribution and shareholder servicing payments made or otherwise accrued by your Fund since March 5, 2017.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

◾	xxxxxxxxxxxxxx	CST1 30181	M	xxxxxxxx	+

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting JW Marriott, 150 Clayton Lane, Denver, CO 80206 on October 9, 2018

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	CLAYTON STREET TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2018

INSURANCE COMPANY DROP IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the Fund.

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed below.

Receipt of the Notice of a Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If the proxy is properly executed, the shares of Clayton Street Trust represented hereby will be voted as indicated. If this Proxy is properly executed but no specification is made with respect to the proposals, this Proxy will be voted “FOR” each proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CST_30181_082818_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Clayton Street Trust

Joint Special Meeting of Shareholders to Be Held on October 9, 2018.

The Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/cst-30181

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS CARD

FUND

Fundname Drop-In 1

Please detach at perforation before mailing.

When this Voting Instruction Card is properly executed, the shares represented hereby will be voted as specified. If this proxy is properly executed, but no specification is made, this Voting Instruction Card will be voted “For” the Proposals set forth below.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.

To approve a new plan of distribution and shareholder servicing, pursuant to Rule 12b-1 (“New Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (“1940 Act”) between the Trust, on behalf of your Fund, and Janus Distributors LLC doing business as Janus Henderson Distributors (“Janus Distributors” or the “Distributor”).

		☐	☐	☐

2.	To ratify distribution and shareholder servicing payments made or otherwise accrued by your Fund since March 5, 2017.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

◾	xxxxxxxxxxxxxx	CST2 30181	M	xxxxxxxx	+